UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4007
Legg Mason Partners Trust II
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31

Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Small Cap Growth Opportunities Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Small Cap Growth
Opportunities Fund

   Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	4

Fund Expenses	5

Fund Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	32

Board Approval of Management and Subadvisory Agreements	33

Additional Information	36

Important Tax Information	43

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] growth increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for the third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, oil prices fell 15% in the latter part of the third quarter.[v]
Looking at the market more closely, small-cap stocks outperformed their large-and mid-cap counterparts, with the Russell 2000vi, Russell 1000vii and Russell Midcapviii Indexes
Legg Mason Partners Small Cap Growth Opportunities Fund      I

returning 19.98%, 16.02%, and 17.41%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growth[x] Indexes returning 21.58% and 11.39%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Services

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge, are wholly-owned subsidiaries of Legg Mason.
Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by the Legg Mason Partners Small Cap Growth Fund I (the “Acquiring Fund”), formerly known as the Salomon Brothers Small Cap Growth Fund, in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will then be liquidated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about March 2, 2007.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
II     Legg Mason Partners Small Cap Growth Opportunities Fund

The Fund was formerly known as Smith Barney Small Cap Growth Opportunities Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
Legg Mason Partners Small Cap Growth Opportunities Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
IV

Fund Overview
VINCENT GAO
Portfolio Manager
Q. What were the overall market conditions during the Fund’s reporting period?

A. The ongoing economic expansion and solid corporate profits helped the U.S. equity market to generate solid returns over the 12-month period that ended October 31, 2006. Over that time, the S&P 500 Index[i] returned 16.33%. That said, the market experienced periods of volatility — often triggered by the Federal Reserve Board (“Fed”)ii and changing expectations whether or not it would end its two year tightening campaign. The Fed did pause from raising rates in August, September, and October, which led to a strong rally toward the end of the reporting period.
   Looking at the fiscal year as a whole, small-cap stocks, as measured by the Russell 2000 Indexiii, returned a strong 19.98%. Within the small-cap universe, value stocks outperformed their growth counterparts, as the Russell 2000 Valueiv and Russell 2000 Growth Indicesv returned 22.90% and 17.07%, respectively.
Performance Review
For the 12 months ended October 31, 2006, Class A shares of the Legg Mason Partners Small Cap Growth Opportunities Fund, excluding sales charges, returned 13.14%. These shares outperformed the Lipper Small-Cap Growth Funds Category Average 1 , which increased 12.82% for the same period. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index, returned 17.07% over the same time frame.
1 Lipper, Inc. is a major independent mutual fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among 561 funds in the Fund’s Lipper Category, and excluding sales charges.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      1

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Small Cap Growth Opportunities Fund — Class A Shares	-5.55%	13.14%

Russell 2000 Growth Index	-2.69%	17.07%

Lipper Small-Cap Growth Funds Category Average	-5.49%	12.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ InvestorServices.
Excluding sales charges, Class B shares returned -5.90%, Class C returned -5.87% and Class Y shares returned –5.32% over the six months ended October 31, 2006. Excluding sales charges, Class B shares returned 12.27%, Class C returned 12.34% and Class Y shares returned 13.51% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 584 funds for the six-month period and among the 561 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?
A. Overall, our sector positioning enhanced relative results during the reporting period. In particular, the Fund’s positioning in the utilities, materials and telecommunication services sectors contributed the most to relative results. From a stock selection perspective, holdings in the industrials and telecommunication services sectors were the most beneficial to relative performance. On an individual stock basis, the largest absolute contributors to performance were American Tower Corporation, Abgenix, Inc., Zarlink Semiconductor, Inc., DJO, Incorporated and RealNetworks, Inc.
Q. What were the leading detractors from performance?
A. During the period, our overall stock selection was a detractor from relative results. In particular, stock selection in the healthcare, energy and information technology sectors hurt results the most. From a sector allocation perspective, the Fund’s exposure to the information technology, industrials and financials detracted the most from relative performance. On an individual stock basis, the largest detractors from absolute performance were CV Therapeutics, Inc., Openwave Systems, Inc., Jupitermedia Corporation, Spectrum Brands, Inc. and Extreme Networks, Inc. Aside from Extreme Networks, each of these stocks were eliminated from the portfolio during the reporting period.
2     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?
A. During the period, the Fund increased its exposure to the information technology sector and reduced its exposure to the healthcare sector. We continued to find good investment opportunities in the information technology sector. The healthcare weighting was reduced due to relatively less attractive growth and return profiles and potential negative developments in the political landscape. We remained positive on the growth profile of small capitalization companies and continued to invest in companies with better than average growth rates and attractive risk-return characteristics.
   Thank you for your investment in the Legg Mason Partners Small Cap Growth Opportunities Fund. As ever, we appreciate that you have chosen us to manage your assets.
Sincerely,

Vincent Gao
Portfolio Manager
ClearBridge Advisors, LLC
November 29, 2006
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: American Tower Corp. (2.8%), ADC Telecommunications, Inc. (2.7%), R.H. Donnelley Corp (2.7%), Tekelec. (2.7%), ECI Telecom Ltd. (2.5%), MSC Industrial Direct Co., Inc. (2.2%), ITC Holdings Corp. (2.0%), Sabre Holdings Corp., Class A shares (2.0%), Electronics for Imaging Inc. (2.0%), SINA Corp (2.0%). Please refer to pages 9 through 13 for a list and percentage breakdown of the fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Information Technology (33%), Health Care (12.3%), Industrials (11.9%), Consumer Discretionary (10.8%), Financials (7.6%). The Fund’s portfolio composition is subject to change at any time.
RISKS: Keep in mind that small-capitalization company stocks may be more volatile than large capitalization stocks. The Fund is subject to certain risks of overseas investing not associated with investing in U.S. securities, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	(5.55)%	$1,000.00	$944.50	1.41%	$6.91

Class B	(5.90)	1,000.00	941.00	2.16	10.57

Class C	(5.87)	1,000.00	941.30	2.16	10.57

Class Y	(5.32)	1,000.00	946.80	1.00	4.91

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,018.10	1.41%	$7.17

Class B	5.00	1,000.00	1,014.32	2.16	10.97

Class C	5.00	1,000.00	1,014.32	2.16	10.97

Class Y	5.00	1,000.00	1,020.16	1.00	5.09

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/06	13.14%	12.27%	12.34%	13.51%

Five Years Ended 10/31/06	9.03	8.20	8.22	N/A

Ten Years Ended 10/31/06	7.04	N/A	N/A	N/A

Inception* through 10/31/06	12.89	7.16	0.19	20.66

	With Sales Charges(3)

	Class A	Class B	Class C	Class Y

Twelve Months Ended 10/31/06	7.49%	7.27%	11.34%	13.51%

Five Years Ended 10/31/06	7.91	8.06	8.22	N/A

Ten Years Ended 10/31/06	6.49	N/A	N/A	N/A

Inception* through 10/31/06	12.38	7.16	0.19	20.66

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (10/31/96 through 10/31/06)	97.45%

Class B (Inception* through 10/31/06)	71.73

Class C (Inception* through 10/31/06)	1.17

Class Y (Inception* through 10/31/06)	94.99

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception dates for Class A, B, C, and Y shares are June 21, 1995, January 4, 1999, September 22, 2000 and April 11, 2003, respectively.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Small Cap Growth Opportunities Fund vs. Russell 2000 Growth Index† (October 1996 - October 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1996, assuming deduction of the maximum initial sales charge of 5.00% at the time of investment and reinvestment of all distributions, including returns of capital if any, at net asset value through October 31, 2006. The Russell 2000 Index measures the performance of those Russell 2000 companies with higher price-to-book rations and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart depending on whether great or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers, the total return would have been lower.
8     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Schedule of Investments (October 31, 2006)
LEGG MASON PARTNERS SMALL CAP GROWTH OPPORTUNITIES FUND

Shares	Security	Value

COMMON STOCKS — 97.6%
CONSUMER DISCRETIONARY — 10.8%
Hotels, Restaurants & Leisure — 3.1%
6,200	Ctrip.com International Ltd., ADR	$303,800
20,400	PF Chang’s China Bistro Inc.*	853,128
18,731	Station Casinos Inc.	1,129,479

	Total Hotels, Restaurants & Leisure	2,286,407

Internet & Catalog Retail — 0.9%
42,200	Gmarket Inc., ADR*	700,520

Leisure Equipment & Products — 1.3%
22,780	Marvel Entertainment Inc.*	577,473
8,400	Pool Corp.	344,232

	Total Leisure Equipment & Products	921,705

Media — 2.7%
32,600	R.H. Donnelley Corp.	1,963,172

Specialty Retail — 2.8%
17,200	Men’s Wearhouse Inc.	685,420
81,000	Pier 1 Imports Inc.	529,740
48,400	Urban Outfitters Inc.*	847,000

	Total Specialty Retail	2,062,160

	TOTAL CONSUMER DISCRETIONARY	7,933,964

CONSUMER STAPLES — 3.2%
Food & Staples Retailing — 1.1%
22,300	United Natural Foods Inc.*	778,270

Personal Products — 2.1%
35,400	Elizabeth Arden Inc.*	617,376
49,300	Nu Skin Enterprises Inc., Class A Shares	942,616

	Total Personal Products	1,559,992

	TOTAL CONSUMER STAPLES	2,338,262

ENERGY — 6.4%
Energy Equipment & Services — 2.4%
10,350	CARBO Ceramics Inc.	348,795
92,500	Input/ Output Inc.*	1,036,925
26,000	Key Energy Services Inc.*	364,000

	Total Energy Equipment & Services	1,749,720

See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.0%
8,800	Cheniere Energy Inc.*	$231,616
22,800	Encore Acquisition Co.*	570,912
73,400	Gasco Energy Inc.*	197,446
17,000	GMX Resources Inc.*	668,100
14,200	OPTI Canada Inc.*	227,306
11,300	Quicksilver Resources Inc.*	387,364
24,200	Range Resources Corp.	657,030

	Total Oil, Gas & Consumable Fuels	2,939,774

	TOTAL ENERGY	4,689,494

FINANCIALS — 7.6%
Capital Markets — 0.9%
6,405	Affiliated Managers Group Inc.*	641,397

Commercial Banks — 1.3%
10,840	Cullen/ Frost Bankers Inc.	587,095
10,540	East-West Bancorp Inc.	384,815

	Total Commercial Banks	971,910

Consumer Finance — 1.2%
31,100	Nelnet Inc., Class A Shares*	915,584

Insurance — 1.0%
8,900	First Mercury Financial Corp.*	184,230
28,700	Universal American Financial Corp.*	533,533

	Total Insurance	717,763

Real Estate Investment Trusts (REITs) — 3.2%
4,712	Alexandria Real Estate Equities Inc.	469,786
16,000	BioMed Realty Trust Inc.	515,680
7,800	Global Signal Inc.	423,540
16,300	Gramercy Capital Corp.	454,770
7,197	PS Business Parks Inc.	473,923

	Total Real Estate Investment Trusts (REITs)	2,337,699

	TOTAL FINANCIALS	5,584,353

HEALTH CARE — 12.3%
Biotechnology — 4.9%
15,000	Alexion Pharmaceuticals Inc.*	560,400
40,200	Arena Pharmaceuticals Inc.*	613,050
61,900	BioMarin Pharmaceutical Inc.*	992,257
42,800	NPS Pharmaceuticals Inc.*	202,016
168,600	Oscient Pharmaceuticals Corp.*	187,146
32,150	Senomyx Inc.*	495,753
13,100	Vertex Pharmaceuticals Inc.*	531,860

	Total Biotechnology	3,582,482

See Notes to Financial Statements.
10     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 2.6%
16,438	Advanced Medical Optics Inc.*	$671,492
6,700	Cooper Cos. Inc.	386,121
20,590	DJ Orthopedics Inc.*	828,336

	Total Health Care Equipment & Supplies	1,885,949

Health Care Providers & Services — 2.9%
21,000	Health Net Inc.*	871,710
21,800	LifePoint Hospitals Inc.*	773,900
10,300	Manor Care Inc.	494,297

	Total Health Care Providers & Services	2,139,907

Life Science Tools & Services — 0.9%
45,100	Nektar Therapeutics*	650,793

Pharmaceuticals — 1.0%
23,250	AVANIR Pharmaceuticals, Class A Shares*	92,535
23,700	Endo Pharmaceuticals Holdings Inc.*	676,398

	Total Pharmaceuticals	768,933

	TOTAL HEALTH CARE	9,028,064

INDUSTRIALS — 11.9%
Aerospace & Defense — 0.9%
35,871	Orbital Sciences Corp.*	651,417

Building Products — 1.8%
21,800	NCI Building Systems Inc.*	1,304,730

Commercial Services & Supplies — 1.5%
32,800	Herman Miller Inc.	1,124,384

Machinery — 5.5%
28,800	AGCO Corp.*	770,400
16,200	IDEX Corp.	759,780
44,900	JLG Industries Inc.	1,241,485
35,200	Mueller Industries Inc.	1,290,784

	Total Machinery	4,062,449

Trading Companies & Distributors — 2.2%
39,840	MSC Industrial Direct Co. Inc., Class A Shares	1,630,253

	TOTAL INDUSTRIALS	8,773,233

INFORMATION TECHNOLOGY — 33.0%
Communications Equipment — 12.1%
138,800	ADC Telecommunications Inc.*	1,986,228
64,900	Andrew Corp.*	600,974
40,300	China GrenTech Corp. Ltd. ADR*	564,200
243,510	ECI Telecom Ltd.*	1,806,844
314,900	Extreme Networks Inc.*	1,196,620

See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      11

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Communications Equipment — 12.1% (continued)
29,000	NETGEAR Inc.*	$777,200
132,700	Tekelec*	1,957,325

	Total Communications Equipment	8,889,391

Computers & Peripherals — 3.5%
32,600	Avid Technology Inc.*	1,177,512
61,024	Electronics for Imaging Inc.*	1,442,607

	Total Computers & Peripherals	2,620,119

Electronic Equipment & Instruments — 1.5%
11,400	Dolby Laboratories Inc., Class A Shares*	225,606
12,400	Mettler-Toledo International Inc.*	851,260

	Total Electronic Equipment & Instruments	1,076,866

Internet Software & Services — 7.0%
17,600	Digital Insight Corp.*	541,728
110,170	Digitas Inc.*	1,163,396
56,000	SINA Corp.*	1,439,760
59,100	Sohu.com Inc.*	1,349,844
91,710	webMethods Inc.*	689,659

	Total Internet Software & Services	5,184,387

IT Services — 2.9%
59,000	Sabre Holdings Corp., Class A Shares	1,499,780
22,400	Wright Express Corp.*	613,088

	Total IT Services	2,112,868

Semiconductors & Semiconductor Equipment — 2.7%
92,000	Genesis Microchip Inc.*	943,000
31,900	Trident Microsystems Inc.*	674,366
176,200	Zarlink Semiconductor Inc.*	371,782

	Total Semiconductors & Semiconductor Equipment	1,989,148

Software — 3.3%
49,500	Corel Corp.*	618,750
57,300	Take-Two Interactive Software Inc.*	801,627
106,637	TIBCO Software Inc.*	986,392

	Total Software	2,406,769

	TOTAL INFORMATION TECHNOLOGY	24,279,548

MATERIALS — 4.5%
Chemicals — 2.8%
16,110	Minerals Technologies Inc.	888,627
12,200	Scotts Miracle-Gro Co., Class A Shares	603,412
21,620	Valspar Corp.	579,200

	Total Chemicals	2,071,239

See Notes to Financial Statements.
12     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Metals & Mining — 1.7%
40,930	Compass Minerals International Inc.	$1,266,784

	TOTAL MATERIALS	3,338,023

TELECOMMUNICATION SERVICES — 5.4%
Diversified Telecommunication Services — 1.5%
101,770	Cincinnati Bell Inc.*	477,301
43,100	Citizens Communications Co.	631,846

	Total Diversified Telecommunication Services	1,109,147

Wireless Telecommunication Services — 3.9%
57,868	American Tower Corp., Class A Shares*	2,084,406
95,000	Dobson Communications Corp., Class A Shares*	737,200

	Total Wireless Telecommunication Services	2,821,606

	TOTAL TELECOMMUNICATION SERVICES	3,930,753

UTILITIES — 2.5%
Electric Utilities — 2.1%
42,500	ITC Holdings Corp.	1,509,600
Independent Power Producers & Energy Traders — 0.4%
8,600	Ormat Technologies Inc.	330,240

	TOTAL UTILITIES	1,839,840

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $64,113,760)	71,735,534

Face
Amount

SHORT-TERM INVESTMENT — 2.0%
Repurchase Agreement — 2.0%
$1,469,000	Interest in $382,313,000 joint tri-party repurchase agreement dated 10/31/06 with Banc of America Securities LLC, 5.290% due 11/1/06; Proceeds at maturity — $1,469,216; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.375% due 7/23/07 to 5/15/19; Market value — $1,498,391) (Cost — $1,469,000)	1,469,000

	TOTAL INVESTMENTS — 99.6% (Cost — $65,582,760)	73,204,534
	Other Assets in Excess of Liabilities — 0.4%	296,735

	TOTAL NET ASSETS — 100.0%	$73,501,269

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $65,594,479.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt
See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      13

Statements of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $65,582,760)	$73,204,534
Cash	129,096
Receivable for securities sold	889,313
Receivable for Fund shares sold	41,895
Dividends and interest receivable	15,232
Receivable from investment manager	1,663
Prepaid expenses	26,480

Total Assets	74,308,213

LIABILITIES:
Payable for securities purchased	493,006
Payable for Fund shares repurchased	138,341
Distribution fees payable	43,202
Trustees’ fees payable	2,538
Accrued expenses	129,857

Total Liabilities	806,944

Total Net Assets	$73,501,269

NET ASSETS:
Par value (Note 6)	$36
Paid-in capital in excess of par value	63,714,277
Accumulated net realized gain on investments	2,165,182
Net unrealized appreciation on investments	7,621,774

Total Net Assets	$73,501,269

Shares Outstanding:
Class A	1,415,618

Class B	132,937

Class C	1,855,902

Class Y	178,988

Net Asset Value:
Class A (and redemption price)	$21.10

Class B*	$19.60

Class C*	$20.05

Class Y (and redemption price)	$21.35

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.00%)	$22.21	†

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
† Based upon a single purchase of less than $25,000.
See Notes to Financial Statements.
14     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$304,404
Interest	206,365
Less: Foreign taxes withheld	(154)

Total Investment Income	510,615

EXPENSES:
Investment management fee (Note 2)	520,673
Distribution fees (Notes 2 and 4)	429,027
Transfer agent fees (Notes 2 and 4)	278,510
Legal fees	62,704
Shareholder reports (Note 4)	60,168
Registration fees	47,230
Audit and tax	21,703
Merger and proxy fees	21,681
Custody fees	14,428
Trustee’s fees	9,264
Insurance	1,328
Miscellaneous expenses	7,423

Total Expenses	1,474,139
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(276,858)

Net Expenses	1,197,281

Net Investment Loss	(686,666)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment transactions	3,002,785
Change in Net Unrealized Appreciation/ Depreciation From Investments	4,946,727

Net Gain on Investments	7,949,512

Increase in Net Assets From Operations	$7,262,846

See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      15

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment loss	$(686,666)	$(387,336)
Net realized gain	3,002,785	5,132,557
Change in net unrealized appreciation/depreciation	4,946,727	(194,057)

Increase in Net Assets From Operations	7,262,846	4,551,164

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(4,860,821)	(3,420,256)

Decrease in Net Assets From Distributions to Shareholders	(4,860,821)	(3,420,256)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	33,653,703	27,160,292
Reinvestment of distributions	4,753,585	3,306,564
Cost of shares repurchased	(24,969,141)	(18,761,207)

Increase in Net Assets From Fund Share Transactions	13,438,147	11,705,649

Increase in Net Assets	15,840,172	12,836,557
NET ASSETS:
Beginning of year	57,661,097	44,824,540

End of year*	$73,501,269	$57,661,097

See Notes to Financial Statements.
16     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares	2006(1)	2005(1)	2004(1)		2003(1)		2002

Net Asset Value, Beginning of Year	$20.14	$19.58	$18.09		$13.17		$16.13

Income (Loss) From Operations:
Net investment loss	(0.13)	(0.08)	(0.08)		(0.08)		(0.09)
Net realized and unrealized gain (loss)	2.68	2.07	1.91		5.00		(2.87)

Total Income (Loss) From Operations	2.55	1.99	1.83		4.92		(2.96)

Less Distributions From:
Net realized gains	(1.59)	(1.43)	(0.34)		—		—

Total Distributions	(1.59)	(1.43)	(0.34)		—		—

Net Asset Value, End of Year	$21.10	$20.14	$19.58		$18.09		$13.17

Total Return(2)	13.14%	10.17%	10.18	%(3)	37.36	%(3)	(18.35)%

Net Assets, End of Year (000s)	$29,871	$25,620	$24,505		$21,581		$16,608

Ratios to Average Net Assets:
Gross expenses	1.42%	1.64%	2.04%		2.68%		2.93%
Net expenses(4)(5)	1.36 (6)	1.35	1.34		1.35		1.35
Net investment loss	(0.63)	(0.42)	(0.41)		(0.57)		(0.56)

Portfolio Turnover Rate	95%	125%	129%		141%		21%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	(0.10)% and 2.16% of Class A’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class A shares will not exceed 1.35%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	The ratio of expenses to average net assets of Class A shares exceeds the voluntary expense limitation by 0.01% due to extraordinary expenses.
See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      17

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class B Shares	2006(1)	2005(1)	2004(1)		2003(1)		2002

Net Asset Value, Beginning of Year	$18.95	$18.63	$17.36		$12.73		$15.71

Income (Loss) From Operations:
Net investment loss	(0.27)	(0.22)	(0.21)		(0.19)		(0.20)
Net realized and unrealized gain (loss)	2.51	1.97	1.82		4.82		(2.78)

Total Income (Loss) From Operations	2.24	1.75	1.61		4.63		(2.98)

Less Distributions From:
Net realized gains	(1.59)	(1.43)	(0.34)		—		—
Total Distributions	(1.59)	(1.43)	(0.34)		—		—

Net Asset Value, End of Year	$19.60	$18.95	$18.63		$17.36		$12.73

Total Return(2)	12.27%	9.35%	9.33	%(3)	36.37	%(3)	(18.97)%

Net Assets, End of Year (000s)	$2,606	$2,735	$2,970		$2,726		$1,562

Ratios to Average Net Assets:
Gross expenses	2.29%	2.39%	2.78%		3.43%		3.68%
Net expenses(4)(5)	2.11 (6)	2.10	2.09		2.10		2.10
Net investment loss	(1.37)	(1.17)	(1.16)		(1.34)		(1.30)

Portfolio Turnover Rate	95%	125%	129%		141%		21%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	(0.11)% and 2.23% of Class B’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class B shares will not exceed 2.10%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	The ratio of expenses to average net assets of Class B shares exceeds the voluntary expense limitation by 0.01% due to extraordinary expenses.
See Notes to Financial Statements.
18     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares	2006(1)	2005(1)	2004(1)		2003(1)		2002

Net Asset Value, Beginning of Year	$19.34	$18.98	$17.68		$12.97		$16.00

Income (Loss) From Operations:
Net investment loss	(0.27)	(0.23)	(0.21)		(0.19)		(0.12)
Net realized and unrealized gain (loss)	2.57	2.02	1.85		4.90		(2.91)

Total Income (Loss) From Operations	2.30	1.79	1.64		4.71		(3.03)

Less Distributions From:
Net realized gains	(1.59)	(1.43)	(0.34)		—		—

Total Distributions	(1.59)	(1.43)	(0.34)		—		—

Net Asset Value, End of Year	$20.05	$19.34	$18.98		$17.68		$12.97

Total Return(2)	12.34%	9.39%	9.33	%(3)	36.31	%(3)	(18.94)%

Net Assets, End of Year (000s)	$37,203	$25,286	$13,453		$3,281		$1,312

Ratios to Average Net Assets:
Gross expenses	2.89%	3.18%	3.13%		3.43%		3.68%
Net expenses(4)(5)	2.11 (6)	2.10	2.08		2.10		2.10
Net investment loss	(1.38)	(1.16)	(1.12)		(1.34)		(1.22)

Portfolio Turnover Rate	95%	125%	129%		141%		21%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	(0.10)% and 2.19% of Class C’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class C shares will not exceed 2.10%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.01% due to extraordinary expenses.
See Notes to Financial Statements.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      19

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)	2006	2005	2004		2003(2)

Net Asset Value, Beginning of Period	$20.30	$19.67	$18.13		$12.88

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.03)	(0.02)		(0.03)
Net realized and unrealized gain	2.70	2.09	1.90		5.28

Total Income From Operations	2.64	2.06	1.88		5.25

Less Distributions From:
Net realized gains	(1.59)	(1.43)	(0.34)		—

Total Distributions	(1.59)	(1.43)	(0.34)		—

Net Asset Value, End of Period	$21.35	$20.30	$19.67		$18.13

Total Return(3)	13.51%	10.50%	10.44	%(4)	40.76	%(4)

Net Assets, End of Period (000s)	$3,821	$4,020	$3,897		$920

Ratios to Average Net Assets:
Gross expenses	1.02%	1.13%	1.68%		2.41	%(5)
Net expenses(6)(7)	1.02	1.10	1.08		1.08	(5)
Net investment loss	(0.28)	(0.17)	(0.12)		(0.51	)(5)

Portfolio Turnover Rate	95%	125%	129%		141%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April, 11, 2003 (inception date) to October 31, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	(0.10)% and 2.21% of Class Y’s total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class Y shares will not exceed 1.10%.

(7)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
20     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Small Cap Growth Opportunities Fund (formerly known as Smith Barney Small Cap Growth Opportunities Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      21

Notes to Financial Statements (continued)
two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
   (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications
22     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements (continued)
have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net	Undistributed	Paid-in
	Investment Loss	Realized Gains	Capital

(a)	$21,681	—	$(21,681)
(b)	664,985	$(664,985)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts, and a tax net operating loss which offsets short-term capital gains.
   Additionally, during the current period, Accumulated Gains and Cost of Investments each have been reduced by 1,749 as a result of capital distributions paid by REITS. These adjustments have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.
   Prior to the Legg Mason transaction and continuing under a new investment management agreement effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.
   During the year ended October 31, 2006, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.35%, 2.10%, 2.10% and 1.10% respectively.
   During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $265,442. In addition, during the year ended October 31, 2006, the Fund was reimbursed for expenses amounting to $11,416.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      23

Notes to Financial Statements (continued)
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $29,348 to CTB. In addition, for the period ended October 31, 2006, the Fund also paid $7,420 to other Citigroup affiliates for shareholder recordkeeping services.
   The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended October 31, 2006, LMIS, CGM and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$3,000	$0	*

*	Amount represents less than $1,000.
   Effective November 20, 2006 the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.
   During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which
24     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements (continued)
Trustees elected in accordance with the Joint Proxy Statement (see Note 11) to commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).
   On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $2,034.
   Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payment under the Plan.
   All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$73,909,076

Sales	62,301,765

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,143,290
Gross unrealized depreciation	(2,533,235)

Net unrealized appreciation	$7,610,055

Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      25

Notes to Financial Statements (continued)

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution and/or service fee calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, B and C shares, respectively. Distribution fees are accrued daily and paid monthly.
   For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution	Transfer	Shareholder
	Fees	Agent Fees	Reports Expenses

Class A	$74,786	$32,160	$13,100
Class B	28,112	2,877	4,878
Class C	326,129	243,448	42,022
Class Y	—	25	168

Total	$429,027	$278,510	$60,168

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

Net Realized Gains:
Class A	$2,157,568	$1,821,687
Class B	227,040	225,859
Class C	2,160,060	1,087,737
Class Y	316,153	284,973

Total	$4,860,821	$3,420,256

6.	Shares of Beneficial Interest
At October 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.
26     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	415,656	$8,736,277	304,666	$6,148,141
Shares issued on reinvestment	104,264	2,075,905	85,858	1,735,185
Shares repurchased	(376,182)	(7,759,702)	(370,441)	(7,450,532)

Net Increase	143,738	$3,052,480	20,083	$432,794

Class B
Shares sold	9,422	$187,800	26,343	$501,377
Shares issued on reinvestment	11,560	215,252	11,138	213,166
Shares repurchased	(32,377)	(630,636)	(52,606)	(997,852)

Net Decrease	(11,395)	$(227,584)	(15,125)	$(283,309)

Class C
Shares sold	1,216,155	$24,249,527	1,025,510	$19,766,196
Shares issued on reinvestment	112,725	2,146,276	54,953	1,073,240
Shares repurchased	(780,139)	(15,359,734)	(481,941)	(9,272,707)

Net Increase	548,741	$11,036,069	598,522	$11,566,729

Class Y
Shares sold	22,840	$480,099	36,399	$744,578
Shares issued on reinvestment	15,745	316,152	14,024	284,973
Shares repurchased	(57,653)	(1,219,069)	(50,510)	(1,040,116)

Net Decrease	(19,068)	$(422,818)	(87)	$(10,565)

7.	Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date
Payable Date	Class A	Class B	Class C	Class Y

12/7/2006 12/8/2006

Short-Term Capital Gains	0.097918	0.097918	0.097918	0.097918

Long-Term Capital Gains	0.515810	0.515810	0.515810	0.515810

Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      27

Notes to Financial Statements (continued)
   The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005

Distributions paid from
Ordinary Income	$2,771,147	$3,033,650
Net Long-Term Capital Gains	2,089,674	386,606

Total Distributions Paid	$4,860,821	$3,420,256

   As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$347,315
Undistributed long-term capital gains — net	1,829,586

Total undistributed earnings	$2,176,901
Unrealized appreciation/(depreciation)(a)	7,610,055

Total accumulated earnings/(losses) — net	$9,786,956

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences on distributed property from a partnership interest.

8.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no
28     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements (continued)
viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      29

Notes to Financial Statements (continued)
   As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint.
   The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
30     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Notes to Financial Statements (continued)
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information
Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Small Cap Growth Fund I (the “Acquiring Fund”), formerly known as the Salomon Brothers Small Cap Growth Fund, in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will be liquidated and shares of the Acquiring Fund distributed to Fund shareholders on or about March 2, 2007.
   The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report      31

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Trust II:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Growth Opportunities Fund (formerly Smith Barney Small Cap Growth Opportunities Fund), a series of Legg Mason Partners Trust II (formerly Smith Barney Trust II), as of October 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Growth Opportunities Fund, as of October 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006
32     Legg Mason Partners Small Cap Growth Opportunities Fund 2006 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved or more new subadvisory agreements between the Manager and ClearBridge Advisors, LLC the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management, LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed
Legg Mason Partners Small Cap Growth Opportunities Fund      33

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.
   In their deliberations, the Board Members also considered the information that had been received, factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the
34     Legg Mason Partners Small Cap Growth Opportunities Fund

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.
Legg Mason Partners Small Cap Growth Opportunities Fund      35

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Small Cap Growth Opportunities Fund (formerly known as Smith Barney Small Cap Growth Opportunities Fund) (the “Fund”) are managed under the direction of the Board of Trustees of the Legg Mason Partners Trust II (formerly known as Smith Barney Trust II) (“the Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

36     Legg Mason Partners Small Cap Growth Opportunities Fund

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Donald M. Carlton c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Formerly, Director, Valcro Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (2002-2003)	37	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvari Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	37	None

Legg Mason Partners Small Cap Growth Opportunities Fund      37

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director, ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

38     Legg Mason Partners Small Cap Growth Opportunities Fund

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Legg Mason Partners Small Cap Growth Opportunities Fund      39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund

40     Legg Mason Partners Small Cap Growth Opportunities Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Legg Mason Partners Small Cap Growth Opportunities Fund      41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund
	Position(s)	Length of	Occupation(s)	Complex	Other
Name, Address and	Held with	Time	During Past	Overseen by	Board Memberships
Birth Year	Fund	Served	Five Years	Director	Held by Director

John Chiota Legg Mason 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
42     Legg Mason Partners Small Cap Growth Opportunities Fund

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/8/2005
Payable Date:	12/9/2005

Ordinary Income:
Qualified Dividend Income for Individuals	9.39%

Dividends Qualifying for the Dividends Received Deduction for Corporations	9.30%

Long-Term Capital Gain Dividend	$0.684501	*

*	Additionally, 0.56% is attributable to Unrecaptured Section 1250 Gain subject to a maximum 25% rate.
   Please retain this information for your records.
Legg Mason Partners Small Cap Growth Opportunities Fund      43

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Legg Mason Partners Small Cap Growth Opportunities Fund

TRUSTEES
Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02663 12/06 SR06-197

Legg Mason Partners
Small Cap Growth Opportunities Fund

The Fund is a separate series of the Legg Mason Partners Trust II, a Massachusetts business trust.

LEGG MASON PARTNERS SMALL CAP GROWTH OPPORTUNITIES FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Steven Gross, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2005 and $119,000 in 2006.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $511 in 2006. These services completed in the 2006 Reporting Period, consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2005 and $8,096 in

2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.
All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.
(f) N/A
(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Trust II, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period was $2.7 million for the year ended October 31, 2005.
Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Trust II during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Smith Barney Trust II’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Trust II

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Trust II
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Trust II
Date: January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Trust II
Date: January 8, 2007

EX 99.CODE ETH
SARBANES-OXLEY ACT CODE OF ETHICS
FOR PRINCIPAL EXECUTIVE AND
SENIOR FINANCIAL OFFICERS OF CAM/U.S. REGISTERED INVESTMENT
COMPANIES
I.	Covered Officers/Purpose of the Code
             This code of ethics (the “Code”) for Citigroup Asset Management’s (“CAM’s”) U. S. registered proprietary investment companies (collectively, “Funds” and each a, “Company”) applies to each Company’s Chief Executive Officer, Chief Administrative Officer, Chief Financial Officer and Controller (the “Covered Officers”) for the purpose of promoting:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.
     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.
II.	Administration of Code
             The Regional Director of CAM Compliance, North America (“Compliance Officer”) is responsible for administration of this Code, including granting pre-approvals (see Section III below) and waivers (as described in Section VI below), applying this Code in specific situations in which questions are presented under it and interpreting this Code in any particular situation.
III.	Covered Officers Should Ethically Handle Actual and Apparent Conflicts of Interest